Intangible Assets	12 Months Ended
Dec. 31, 2020
Gemini Direct Investment LLC and Subsidiaries [Member]
Intangible Assets

5. INTANGIBLE ASSETS

In December 2015 and 2014 the Company entered into agreements to purchase domain names for $84,159 and $600,000, respectively. In accordance with FASB ASC 350, intangible assets with finite lives are amortized over the estimated useful life. The estimated useful life of the domain names is ten years. During 2019, the Company sold the domain name (originally purchased for $600,000) for $335,000, which was the net book value at the date of sale.

Amortization expense incurred during 2020 and 2019 was $8,416 and $33,415, respectively. Accumulated amortization at December 31, 2020 and 2019, was $45,163 and $36,747, respectively. Estimated amortization expense for intangible assets is as follows:

For the Years Ending December 31,	Amount
2021	$8,695
2022	8,695
2023	8,695
2024	8,695
2025	4,216
Total	$38,996